EATON VANCE GLOBAL GROWTH FUND EATON VANCE MULTI-CAP GROWTH FUND

Supplement to Prospectus dated January 1, 2008

The following is added to "Common Investment Practices" under "Investment Objectives & Principal Policies and Risks":

Each Portfolio may invest in real estate investment trusts ("REITs"), and therefore, is subject to the special risks associated with real estate. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Each Portfolio will not invest more than 10% of its net assets in REITs.

March 1, 2008	GGFPS